UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________

Form 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): March 6, 2006

DYNAMIC LEISURE CORPORATION

Formerly known as

DYNECO CORPORATION

(Exact name of registrant as specified in its charter)

333-07953

(Commission File Number)

Minnesota	41-1508703
(State or other jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

2203 North Lois Avenue, Suite 900

Tampa, FL 33607

(Address of principal executive offices)

(813) 877-6300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

EXPLANATORY NOTE:

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Dynamic Leisure Corporation (the “Company”) hereby amends its Current Report on Form 8-K, filed with the Securities and Exchange Commission on March 8, 2006, for the purpose of filing the audited financial statements and pro forma financial information required by Item 9.01 of Form 8-K with respect to the Company’s acquisition on March 6, 2006 of Island Resort Tours, Inc. and International Travel and Resorts, Inc., in accordance Regulation S-B and Article 11 of Regulation S-X.

ITEM 9.01	Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired

On March 8, 2006, Dynamic Leisure Corporation (“DLC”), f/k/a DynEco Corporation, filed a current report on Form 8-K to report the acquisition of all of the outstanding capital stock of Island Resort Tours, Inc. and International Travel and Resorts, Inc. (“IRT/ITR”) as a result of consummation of a Purchase Agreement dated March 6, 2006 by, between and among DLC and IRT/ITR. Pursuant to the Purchase Agreement, IRT/ITR have become wholly-owned subsidiaries of DLC. The transaction closed and became effective on March 6, 2006. This Form 8-K/A is being filed to provide the financial statements filed as Exhibit 99.1 of this Form 8-K/A.

(b)	Pro Forma Financial Information

Unaudited pro forma combined condensed financial statements related to Dynamic Leisure Corporation (“DLC”), f/k/a Dyneco Corporation, the acquisition of all the issued and outstanding shares of capital stock of Dynamic Leisure Group, Inc, n/k/a Dynamic Leisure Group North America, Inc., on January 13, 2006, the acquisition of all the issued and outstanding shares of capital stock of Changes in L’Attitudes, Inc. (“CLA”) on February 8, 2006, and the acquisition of all the issued and outstanding shares of capital stock of Island Resort Tours, Inc. and International Travel and Resorts, Inc. on March 6, 2006, are filed as Exhibit 99.2 of this Form 8-K/A.

The Unaudited Pro Forma Combined Condensed Balance Sheet, Statement of Income and related notes are presented for illustrative purposes only and are not necessarily indicative of what the actual financial position of the Company would have been had the acquisitions and financings described above occurred on January 1, 2005, nor does it purport to represent the future financial position of the Company. The Unaudited Pro Forma Combined Condensed Balance Sheet, Statement of Income and related notes should be read in conjunction with the Company’s annual report on Form 10-KSB for the annual period ended December 31, 2005. and in conjunction with the Company’s quarterly report on Form 10-QSB for the quarterly period ended March 31, 2006.

(d)	Exhibits

Exhibit Number	Exhibit Description

99.1	Island Resort Tours, Inc. and International Travel and Resorts, Inc. audited Financial Statements as of, and for the Years Ended, December 31, 2005 and December 31, 2004.

99.2	Unaudited Pro Forma financial information.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNAMIC LEISURE CORPORATION
f/k/a DYNECO CORPORATION

Date: May 22, 2006	By: /s/ Daniel G. Brandano
Daniel G. Brandano
President